                                                                 Exhibit 99.01



                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798
            SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
            ---------------------------------------------------
            FOR MONTH ENDING         February 28, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                     $5,098,640
                                                                      ----------

RECEIPTS:

       1. Receipts from operations (5)                                $  152,835
                                                                      ----------
       2. Other Receipts                                              $   19,450
                                                                      ----------
       3. Miscellaneous Receipts                                      $        -
                                                                      ----------
       4. Sale Of Assets                                              $        -
                                                                      ----------
       5. Foothill Funding                                            $        -
                                                                      ----------
       6. General Motors Funding                                      $        -
                                                                      ----------

DISBURSEMENTS:
       3. Net payroll: (4)
          a. Officers                                                 $   36,059
                                                                      ----------
          b. Others                                                   $  165,309
                                                                      ----------

       4. Taxes
          a. Federal Income Taxes                                     $   35,250
                                                                      ----------
          b. FICA withholdings                                        $   20,989
                                                                      ----------
          c. Employee's withholdings (2)                              $    8,723
                                                                      ----------
          d. Employer's FICA                                          $   20,989
                                                                      ----------
          e. Federal Unemployment Taxes                               $    1,775
                                                                      ----------
          f. State Income Tax                                         $    7,860
                                                                      ----------
          g. State Employee withholdings                              $        -
                                                                      ----------
          h. All other taxes                                          $    3,328
                                                                      ----------

       5. Necessary expenses:
          a. Rent or mortgage payments (s)                            $    1,000
                                                                      ----------
          b. Utilities                                                $   25,814
                                                                      ----------
          c. Insurance                                                $  492,020
                                                                      ----------
          d. Merchandise bought for manufacture or sale               $        -
                                                                      ----------
          e. Other necessary expenses
               Foothill Secured Loan                                  $        -
                                                                      ----------
               Asset Sale Related Expenses                            $        -
                                                                      ----------
               Union Closure Agreement (3)                            $  179,969
                                                                      ----------
               Professional/Trustee Fees                              $   10,000
                                                                      ----------
               All Other Disbursements                                $   47,725
                                                                      ----------

TOTAL DISBURSEMENTS                                                   $1,056,809
                                                                      ----------




NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $  (884,524)
                                                                                   -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798
       OPERATING ACCOUNT: 5800272592                                               $ 4,673,167
                                                                                   -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798
       PAYROLL ACCOUNT: 5800272618                                                 $     9,947
                                                                                   -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798
       ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                                  $  (489,485)
                                                                                   -----------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
       PAYROLL ACCOUNT: 5800026501                                                 $     7,115
                                                                                   -----------
ENDING BALANCE IN ALL ACCOUNTS                                        $4,200,744
                                                                      ----------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments
(3) Net of payroll (Vacation Pay), Checks prepared for whole amount but are not distributed awaiting court approval.
(4) Includes checks in the amount of $165,584 related to the union closure agreement that are prepared but not disbursed awaiting court approval.


                            OPERATING REPORT Page 1
                                  EXHIBIT "B"

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING         February 28, 2001

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF FEBRUARY 1, 2001 THROUGH FEBRUARY 28, 2001 (1)
----------------------------------------------------------------------------------------

DATE RECEIVED                       DESCRIPTION                                     AMOUNT
-------------                       -----------                                     ------
None                        General Motors                                         $      -
None                        Chrysler Progress Payments                                    -
None                        Chrysler Holdbacks                                            -
None                        Chrysler Repairs                                              -
None                        Misc. Holdbacks & Acceptances                                 -
None                        Verson Std. Products                                          -
None                        Corporate                                                     -
None                        Receipt of Escrow                                             -
None                        Note Receivable                                               -
                            Additional Receipts                                           -
Various                            Employee Related/COBRA Receipts-Foothill           5,115
Various                            Operational Receipts                             139,464
Various                            Net Proceeds Of Business Sale                          -
Various                            Other Receipts                                    14,334
Various                            GM Funding                                             -
                                                                                   --------
                 TOTAL RECEIPTS                                                    $158,913
                                                                                   --------





(1) Please see attached pages for the detail of receipts by Company bank account


                       OPERATING REPORT Page 2 (2 of 18)

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING         February 28, 2001

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800272592
                   -------------------------------------------------------------------------

DATE RECEIVED                       DESCRIPTION                                     AMOUNT
-------------                       -----------                                     ------
None                        General Motors                                         $      -
None                        Chrysler Progress Payments                                    -
None                        Chrysler Holdbacks                                            -
None                        Chrysler Repairs                                              -
None                        Misc. Holdbacks & Acceptances                                 -
None                        Verson Std. Products                                          -
None                        Corporate                                                     -
None                        Receipt of Escrow                                             -
None                        Note Receivable                                               -
Various                     Additional Receipts                                           -
Various                            Employee Related/COBRA Receipts-Foothill           5,115
Various                            Operational Receipts                             139,464
Various                            Net Proceeds Of Business Sale                          -
Various                            Other Receipts                                    14,334
Various                            GM Funding                                             -
                                                                                   --------
                 TOTAL RECEIPTS                                                    $158,913
                                                                                   --------





Receipts may be identified by major categories. It is not necessary to list each transaction


                       OPERATING REPORT Page 2 (3 of 18)
separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING         February 28, 2001

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800272618
                   -------------------------------------------------------------------------

DATE RECEIVED                       DESCRIPTION                                     AMOUNT
-------------                       -----------                                     ------
None                        General Motors                                         $      -
None                        Chrysler Progress Payments                                    -
None                        Chrysler Holdbacks                                            -
None                        Chrysler Repairs                                              -
None                        Misc. Holdbacks & Acceptances                                 -
None                        Verson Std. Products                                          -
None                        Corporate                                                     -
None                        Receipt of Escrow                                             -
None                        Note Receivable                                               -
                            Additional Receipts
None                               Employee Related/COBRA Receipts-Foothill               -
None                               Operational Receipts                                   -
None                               Net Proceeds Of Business Sale                          -
None                               Other Receipts                                         -
None                               GM Funding                                             -
                                                                                   --------
                 TOTAL RECEIPTS                                                    $      -
                                                                                   --------


                       OPERATING REPORT Page 2 (4 of 18)

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING         February 28, 2001

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800272600
                   -------------------------------------------------------------------------

DATE RECEIVED                       DESCRIPTION                                     AMOUNT
-------------                       -----------                                     ------
None                        General Motors                                         $      -
None                        Chrysler Progress Payments                                    -
None                        Chrysler Holdbacks                                            -
None                        Chrysler Repairs                                              -
None                        Misc. Holdbacks & Acceptances                                 -
None                        Verson Std. Products                                          -
None                        Corporate                                                     -
None                        Receipt of Escrow                                             -
None                        Note Receivable                                               -
                            Additional Receipts
None                               Employee Related/COBRA Receipts-Foothill               -
None                               Operational Receipts                                   -
None                               Net Proceeds Of Business Sale                          -
None                               Other Receipts                                         -
None                               GM Funding                                             -
                                                                                   --------
                 TOTAL RECEIPTS                                                    $      -
                                                                                   --------


                       OPERATING REPORT Page 2 (5 of 18)

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.



CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING         February 28, 2001

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      VERSON CORPORATION PAYROLL ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800026501
                   -------------------------------------------------------------------------

DATE RECEIVED                       DESCRIPTION                                     AMOUNT
-------------                       -----------                                     ------
None                        General Motors                                         $      -
None                        Chrysler Progress Payments                                    -
None                        Chrysler Holdbacks                                            -
None                        Chrysler Repairs                                              -
None                        Misc. Holdbacks & Acceptances                                 -
None                        Verson Std. Products                                          -
None                        Corporate                                                     -
None                        Receipt of Escrow                                             -
None                        Note Receivable                                               -
                            Additional Receipts
None                               Operational Receipts                                   -
None                               Operational Receipts-Foothill Account                  -
None                               Net Proceeds Of Business Sale                          -
None                               Other Receipts                                         -
None                               GM Funding                                             -
                                                                                   --------
                 TOTAL RECEIPTS                                                    $      -
                                                                                   --------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (6 of 18)

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING         February 28, 2001

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF FEBRUARY 1, 2001 THROUGH FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.              DESCRIPTION                        AMOUNT
--------------      --------------              -----------                        ------
    Various            Various        Salaries, Benefits & Insurance             $  792,301
      None               None         Stay Bonus                                          -
    Various            Various        Utilities                                      25,814
    Various            Various        Rents & Leases                                  1,000
      None               None         Remaining Man. Costs                                -
      None               None         Pre-Petition Vendor Payments                        -
      None               None         Real Estate Taxes                                   -
      None               None         Asset Sale Related Expenses                         -
      None               None         Foothill Capital-Secured Loan                       -
    Various            Various        Union Closure Agreement                       179,969
      None               None         Parts Purchases                                     -
    Various            Various        Professional/Trustee Fees                      10,000
      None               None         Foothill Principal Payments                         -
      None               None         Boeing Letter of Credit                             -
      None               None         Foothill Interest & Fees                            -
    Various            Various        All Other                                      47,725
                                                                                 ----------

                                 TOTAL DISBURSEMENTS                             $1,056,809
                                                                                 ----------





(1) Please see attached pages for the detail of disbursements by Company bank account


                       OPERATING REPORT Page 3 (7 of 18)

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING         February 28, 2000

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800272592
                   -------------------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.              DESCRIPTION                        AMOUNT
--------------      --------------              -----------                        ------
    Various            Various        Salaries, Benefits & Insurance              408,404
      None               None         Stay Bonus                                        -
      None               None         Utilities                                         -
      None               None         Rents & Leases                                    -
      None               None         Remaining Man. Costs                              -
      None               None         Pre-Petition Vendor Payments                      -
      None               None         Real Estate Taxes                                 -
      None               None         Asset Sale Related Expenses                       -
      None               None         Foothill Capital-Secured Loan                     -
      None               None         Union Closure Agreement                           -
      None               None         Parts Purchases                                   -
      None               None         Professional/Trustee Fees                         -
      None               None         Foothill Principal Payments                       -
      None               None         Boeing Letter of Credit                           -
      None               None         Foothill Interest & Fees                          -
    Various            Various        All Other                                       350

                                                                                 --------
                                 TOTAL DISBURSEMENTS                             $408,754
                                                                                 --------





     You must create a separate list for each bank account for which disbursements were


                       OPERATING REPORT Page 3 (8 of 18)
made during the month.

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING         February 28, 2001

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800272618
                   -------------------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.              DESCRIPTION                        AMOUNT
--------------      --------------              -----------                        ------
      None               None         Salaries, Benefits & Insurance             $      -
      None               None         Stay Bonus                                        -
      None               None         Utilities                                         -
      None               None         Rents & Leases                                    -
      None               None         Remaining Man. Costs                              -
      None               None         Pre-Petition Vendor Payments                      -
      None               None         Real Estate Taxes                                 -
      None               None         Asset Sale Related Expenses                       -
      None               None         Foothill Capital-Secured Loan                     -
      None               None         Union Closure Agreement                           -
      None               None         Parts Purchases                                   -
      None               None         Professional/Trustee Fees                         -
      None               None         Foothill Principal Payments                       -
      None               None         Boeing Letter of Credit                           -
      None               None         Foothill Interest & Fees                          -
      None               None         All Other                                         -

                                                                                 --------
                                 TOTAL DISBURSEMENTS                             $      -
                                                                                 --------


                       OPERATING REPORT Page 3 (9 of 18)

     You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING         February 28, 2001

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800272600
                   -------------------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.              DESCRIPTION                        AMOUNT
--------------      --------------              -----------                        ------
    Various            Various        Salaries, Benefits & Insurance             $383,897
      None               None         Stay Bonus                                        -
    Various            Various        Utilities                                    25,814
    Various            Various        Rents & Leases                                1,000
      None               None         Remaining Man. Costs                              -
      None               None         Pre-Petition Vendor Payments                      -
      None               None         Real Estate Taxes                                 -
      None               None         Asset Sale Related Expenses                       -
      None               None         Foothill Capital-Secured Loan                     -
    Various            Various        Union Closure Agreement                     179,969
      None               None         Parts Purchases                                   -
      None               None         Professional/Trustee Fees                    10,000
      None               None         Foothill Principal Payments                       -
      None               None         Boeing Letter of Credit                           -
      None               None         Foothill Interest & Fees                          -
    Various            Various        All Other                                    47,375

                                                                                 --------
                                 TOTAL DISBURSEMENTS                             $648,055
                                                                                 --------


                       OPERATING REPORT Page 3 (10 of 18)

     You must create a separate list for each bank account for which disbursements were made during the month.


CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING         February 28, 2001

Bank:              LASALLE BANK N.A.
                   -------------------------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   -------------------------------------------------------------------------
Account Name:      VERSON CORPORATION PAYROLL ACCOUNT
                   -------------------------------------------------------------------------
Account No.:       5800026501
                   -------------------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.              DESCRIPTION                        AMOUNT
--------------      --------------              -----------                        ------
      None               None         Salaries, Benefits & Insurance             $      -
      None               None         Stay Bonus                                        -
      None               None         Utilities                                         -
      None               None         Rents & Leases                                    -
      None               None         Remaining Man. Costs                              -
      None               None         Pre-Petition Vendor Payments                      -
      None               None         Real Estate Taxes                                 -
      None               None         Asset Sale Related Expenses                       -
      None               None         Foothill Capital-Secured Loan                     -
      None               None         Union Closure Agreement                           -
      None               None         Parts Purchases                                   -
      None               None         Professional/Trustee Fees                         -
      None               None         Foothill Principal Payments                       -
      None               None         Boeing Letter of Credit                           -
      None               None         Foothill Interest & Fees                          -
      None               None         All Other                                         -

                                                                                 --------
                                 TOTAL DISBURSEMENTS                             $      -
                                                                                 --------





     You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (11 of 18)

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

            FOR MONTH ENDING         February 28, 2000

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

                  Beginning Inventory                     $      -
                                                          --------

                  Add: purchases                          $      -
                                                          --------

                  Less: goods sold                        $      -
                                                          --------
                     (cost basis)

                  Ending Inventory                        $      -
                                                          --------


PAYROLL INFORMATION STATEMENT

Gross payroll for this period                             $274,451
                                                          --------

Payroll taxes due but unpaid                              $      -
                                                          --------


                             STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
                             ---------------------------------------------------

                                                             Amount of       Number of            Amounts of
                                     Date regular             Regular         Payments             Payments
  Name of Creditor/Lessor           payment is due            Payment        Delinquent           Delinquent*
---------------------------         --------------           ---------       ----------           -----------

MDFC Equipment Leasing Corp         21st each month           $ 68,620              5              $ 343,102





* Include only post-petition payments


                            OPERATING REPORT Page 4

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

            FOR MONTH ENDING         February 28, 2000

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:

          Beginning month balance                                $ 16,469,427
                                                                 ------------
          Add:  sales on account (2)                             $     91,385
                                                                 ------------
          Less:  collections/adjustments                         $   (152,835)
                                                                 ------------
          End of month balance                                   $ 16,407,977
                                                                 ------------

 0-30 Days      31-60 Days     61-90 Days    Over 90 Days (1)     End of Month
------------   ------------   ------------   ----------------   ----------------

  $      -         $ 5,784      $  63,073       $ 16,339,120       $ 16,407,977
------------   ------------   ------------   ----------------   ----------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

          Beginning of month balance                              $       -
                                                                  ---------
          Add: credit extended                                    $ 301,559
                                                                  ---------
          Less: payments of account                               $(301,559)
                                                                  ---------
          End of month balance                                    $       -
                                                                  ---------


 0-30 Days      31-60 Days     61-90 Days      Over 90 Days       End of Month
------------   ------------   ------------   ----------------   ----------------

  $    -          $     -       $      -         $       -         $        -
------------   ------------   ------------   ----------------   ----------------

       ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

(1) Assumes the following balances by entity are greater than 90 days past due as more detailed information is not available: 1) Verson $11,023,647 2) Corporate $1,996 3) PPI $23,543 4) VSPD $5,743 The remaining $5,448,964 of accounts receivable that is greater than 90 days aged relates to press and non-press receivables.


                             OPERATING REPORT Page 5

CASE NAME:  ALLIED PRODUCTS CORPORATION               CASE NO.  00 B 28798

            FOR MONTH ENDING         February 28, 2000


                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

     1.     Federal Income Taxes                         Yes   /X/     No   / /

     2.     FICA withholdings                            Yes   /X/     No   / /

     3.     Employee's withholdings                      Yes   /X/     No   / /

     4.     Employer's FICA                              Yes   /X/     No   / /

     5.     Federal Unemployment Taxes                   Yes   /X/     No   / /

     6.     State Income Tax                             Yes   /X/     No   / /

     7.     State Employee withholdings                  Yes   /X/     No   / /

     8.     All other state taxes                        Yes   /X/     No   / /


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                             OPERATING REPORT Page 6

-----------------------------------------------------------------------------------------------------------------------------------
                                     Department of the Treasury - Internal Revenue Service
(REV. 06-97)                            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------------
                                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------------
         TO     District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------------
       FROM:    Name of Taxpayer                 Allied Products Corp
                -------------------------------------------------------------------------------------------------------------------
                Taxpayer Address                 1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court
(complete sections 1 and/or 2 as appropriate):

===================================================================================================================================
SECTION 1                               FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                  for the payroll period from            27-Jan-01  to  9-Feb-01
                                                                                        -----------    ---------

Taxes Reported on                                 Payroll Date                            9-Feb-01
form 941, Employer's                                                                    -----------
Quarterly Federal Tax             Gross wages paid to employees                                        $    18,905
Return                                                                                                 -----------
                                  Income tax withheld                                                  $     6,471
                                                                                                       -----------
                                  SOCIAL SECURITY Employer's Soc. Sec.                                 $     1,958
                                                                                                       -----------
                                                  Employee's Soc. Sec                                        1,958
                                                                                                       -----------
                                                  Employer's Medicare                                          458
                                                                                                       -----------
                                                  Employee's Medicare                                          458
                                                                                                       -----------
                                                  SOC. SEC & MEDICARE TOTAL                            $     4,832
                                                                                                       -----------
                                  Tax Deposited                                                        $    11,303
                                                                                                       -----------
                                  Date Deposited                                          Wired To ADP 2/9/01
                                                                                        -----------------------
===================================================================================================================================
SECTION 2                               FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                  for the payroll period from                       to
                                                                                        -----------    ---------
Taxes Reported on
form 940, Employer's              Gross wages paid to employees                                        $         -
Annual Federal                                                                                         -----------
Unemployment Tax                  Tax Deposited                                                        $         -
Return                                                                                                 -----------
                                  Date Deposited
                                                                                        -----------------------
===================================================================================================================================
                                    CERTIFICATION

                      (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
===================================================================================================================================
Deposit Method                    /   /       Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                       / X /       Electronic Federal Payment System (EFTPS) Deposit
===================================================================================================================================
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 2/9/01    received by: (1)
===================================================================================================================================
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
===================================================================================================================================
Depositor's Employer                                   Name and Address of Bank
Identification Number:
===================================================================================================================================
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
===================================================================================================================================
Signed:                         Date:
===================================================================================================================================
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
===================================================================================================================================

(1) Information is provided on a quarterly basis.


15 of 18
Payroll 2.09                    Cat. #43099Z              Form 6123 (rev. 06-97)

-----------------------------------------------------------------------------------------------------------------------------------
                                     Department of the Treasury - Internal Revenue Service
(REV. 06-97)                            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------------
                                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------------
         TO     District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------------
       FROM:    Name of Taxpayer                 Allied Products Corp
                -------------------------------------------------------------------------------------------------------------------
                Taxpayer Address                 1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court
(complete sections 1 and/or 2 as appropriate):

===================================================================================================================================
SECTION 1                               FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                  for the payroll period from
                                                                                                   to
                                                                                        -----------    ---------

Taxes Reported on                                 Payroll Date                          Shop Vacation
form 941, Employer's                                                                    -------------
Quarterly Federal Tax             Gross wages paid to employees                                        $   165,584
Return                                                                                                 -----------
                                  Income tax withheld                                                  $    23,228
                                                                                                       -----------
                                  SOCIAL SECURITY Employer's Soc. Sec.                                 $    13,089
                                                                                                       -----------
                                                  Employee's Soc. Sec                                       13,089
                                                                                                       -----------
                                                  Employer's Medicare                                        3,061
                                                                                                       -----------
                                                  Employee's Medicare                                        3,061
                                                                                                       -----------
                                                  SOC. SEC & MEDICARE TOTAL                            $    32,301
                                                                                                       -----------
                                  Tax Deposited                                                        $    55,529
                                                                                                       -----------
                                  Date Deposited                                             Wired To ADP
                                                                                        -----------------------
===================================================================================================================================
SECTION 2                               FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                  for the payroll period from                       to
                                                                                        -----------    ---------
Taxes Reported on
form 940, Employer's              Gross wages paid to employees                                        $         -
Annual Federal                                                                                         -----------
Unemployment Tax                  Tax Deposited                                                        $         -
Return                                                                                                 -----------
                                  Date Deposited
                                                                                        -----------------------
===================================================================================================================================
                                    CERTIFICATION

                      (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
===================================================================================================================================
Deposit Method                    /   /       Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                       / X /       Electronic Federal Payment System (EFTPS) Deposit
===================================================================================================================================
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP           received by: (1)
===================================================================================================================================
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
===================================================================================================================================
Depositor's Employer                                   Name and Address of Bank
Identification Number:
===================================================================================================================================
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
===================================================================================================================================
Signed:                         Date:
===================================================================================================================================
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
===================================================================================================================================

(1) Information is provided on a quarterly basis.


16 of 18
Vac Payroll 2.15                Cat. #43099Z              Form 6123 (rev. 06-97)

-----------------------------------------------------------------------------------------------------------------------------------
                                     Department of the Treasury - Internal Revenue Service
(REV. 06-97)                            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------------
                                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------------
         TO     District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------------
       FROM:    Name of Taxpayer                 Allied Products Corp
                -------------------------------------------------------------------------------------------------------------------
                Taxpayer Address                 1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court
(complete sections 1 and/or 2 as appropriate):

===================================================================================================================================
SECTION 1                               FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                  for the payroll period from            10-Feb-01  to 23-Feb-01
                                                                                        -----------    ---------

Taxes Reported on                                 Payroll Date                           23-Feb-01
form 941, Employer's                                                                    -----------
Quarterly Federal Tax             Gross wages paid to employees                                        $    16,878
Return                                                                                                 -----------
                                  Income tax withheld                                                  $     5,552
                                                                                                       -----------
                                  SOCIAL SECURITY Employer's Soc. Sec.                                 $     1,963
                                                                                                       -----------
                                                  Employee's Soc. Sec                                        1,963
                                                                                                       -----------
                                                  Employer's Medicare                                          459
                                                                                                       -----------
                                                  Employee's Medicare                                          459
                                                                                                       -----------
                                                  SOC. SEC & MEDICARE TOTAL                            $     4,843
                                                                                                       -----------
                                  Tax Deposited                                                        $    10,395
                                                                                                       -----------
                                  Date Deposited                                          Wired To ADP 2/23/01
                                                                                        -----------------------
===================================================================================================================================
SECTION 2                               FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                  for the payroll period from                       to
                                                                                        -----------    ---------
Taxes Reported on
form 940, Employer's              Gross wages paid to employees                                        $         -
Annual Federal                                                                                         -----------
Unemployment Tax                  Tax Deposited                                                        $         -
Return                                                                                                 -----------
                                  Date Deposited
                                                                                        -----------------------
===================================================================================================================================
                                    CERTIFICATION

                      (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
===================================================================================================================================
Deposit Method                    /   /       Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                       / X /       Electronic Federal Payment System (EFTPS) Deposit
===================================================================================================================================
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 2/23/01   received by: (1)
===================================================================================================================================
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
===================================================================================================================================
Depositor's Employer                                   Name and Address of Bank
Identification Number:
===================================================================================================================================
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
===================================================================================================================================
Signed:                         Date:
===================================================================================================================================
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
===================================================================================================================================

(1) Information is provided on a quarterly basis.


17 of 18
Payroll 2.23                    Cat. #43099Z              Form 6123 (rev. 06-97)

                      DECLARATION UNDER PENALTY OF PERJURY

I, RICHARD DREXLER, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                        ----------------------------------------
                                        For the Debtor In Possession (Trustee)

                                        Print or type name and capacity of
                                        person signing this Declaration:

                                                   Richard A. Drexler
                                        ----------------------------------------

                                            Chairman, President, CEO and CFO
                                        ----------------------------------------




DATED:
       --------------------------------


                            OPERATING REPORT Page 8